SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 27, 2007
Date of Report (date of earliest event reported)

WAMU ASSET ACCEPTANCE CORP.

as Depositor under a
Pooling and Servicing Agreement
dated as of June 1, 2007
providing for the issuance of

WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES,
WMALT SERIES 2007-OA5 TRUST
(Exact name of Registrant as specified in its charter)

Delaware	333-141255	20-2258610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 SECOND AVENUE, WMC 3501A
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 500-4418

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: "Class A-1C and Class A-1D Balances" was changed to read "Class A-1C and Class A-1D Principal Balances".

SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

The following exhibit is filed herewith:

99.2	Novation confirmation regarding interest rate cap transaction, dated as of June 27, 2007, among Bear Stearns Bank plc, Bear Stearns Financial Products Inc., Washington Mutual Bank and LaSalle Bank National Association, as trustee on behalf of the trust.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAMU ASSET ACCEPTANCE CORP.
Date: July 25, 2007	By:	/s/ Richard Careaga Richard Careaga First Vice President (Authorized Officer)
`

Exhibit Index

99.2	Novation confirmation regarding interest rate cap transaction, dated as of June 27, 2007, among Bear Stearns Bank plc, Bear Stearns Financial Products Inc., Washington Mutual Bank and LaSalle Bank National Association, as trustee on behalf of the trust.